UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2006
CAMCO FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25196	51-0110823

(State or other jurisdiction of	(Commission File No.)	(IRS Employer I.D. No.)
incorporation)
6901 Glenn Highway, Cambridge, Ohio 43725

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:                     (740) 435-2020
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition.
     On April 24, 2006, Camco Financial Corporation (“Camco”) issued a press release regarding its earnings for the quarter ended March 31, 2006. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Section 8 — Other Events
Item 8.01. Other Events.
     On April 25, 2006, Camco issued a press release announcing a stock repurchase plan. The press release is attached hereto as Exhibit 99.2
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Camco dated April 24, 2006

99.2	Press Release of Camco dated April 25, 2006

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMCO FINANCIAL CORPORATION

By:	/s/ Mark A. Severson Mark A. Severson
Chief Financial Officer
Date: April 27, 2006

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